SCHEDULE OF OMITTED
            DEED OF TRUST, SECURITY AGREEMENT AND FINANCING STATEMENT


The Company has also entered into an additional Deed of Trust, Security Agreement and Financing Statement which is substantially identical to the following Deed of Trust, Security Agreement and Financing Statement in all material respects except as to the company. Listed below are the material details in which such documents differ from the document filed as part of this exhibit.

                 Company
-------------------------------------------

CAX La Casa Blanca, L.L.C.

RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

Lawrence C. Petrowski, Esq.
Morrison & Hecker L.L.P.
2800 N. Central Avenue
Suite 1600
Phoenix, Arizona 85004-1007

--------------------------------------------------------------------------------

                     THIS DOCUMENT IS TO BE RECORDED AS BOTH
            A DEED OF TRUST AND FINANCING STATEMENT (FIXTURE FILING)


            DEED OF TRUST, SECURITY AGREEMENT AND FINANCING STATEMENT





         THIS DEED OF TRUST is made as of January 19, 2000, between CAX RANCHO MIRAGE, L.L.C., a Delaware limited liability company ("Trustor"), having a mailing address of 3410 South Galena Street, Suite 210, Denver, Colorado 80231; LAWRENCE C. PETROWSKI, a member of the Bar of the State of Arizona, having a mailing address of Morrison & Hecker L.L.P., 2800 North Central Avenue, Suite 1600, Phoenix, Arizona 85004 ("Trustee"), and JACKSON NATIONAL LIFE INSURANCE COMPANY, a Michigan corporation, having a mailing address of c/o PPM Finance, Inc., 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606 ("Beneficiary").

1.       DEED OF TRUST AND SECURED OBLIGATIONS.

     1.1 Deed of Trust. For purposes of securing payment and performance of the Secured Obligations defined and described in Section 1.2, Trustor hereby irrevocably and unconditionally grants, bargains, sells, conveys, mortgages, warrants, transfers, assigns and pledges, to Beneficiary, with right of entry and possession, and with power of sale, all estate, right, title and interest which Trustor now has or may later acquire in and to the following property (all or any part of such property, or any interest in all or any part of it, as the context may require, the "Property"):

         (a) the real property located in the County of Pinal, State of Arizona and more particularly described in Exhibit A attached hereto, together with all existing and future easements and rights affording access to it (the "Land");

         (b) all buildings, structures and improvements now located or later to be constructed on the Land (the "Improvements");

         (c) all existing and future appurtenances, privileges, easements, franchises and tenements of the Land, including all minerals, oil, gas, other hydrocarbons and associated substances, sulfur, nitrogen, carbon dioxide, helium and other commercially valuable substances which may be in, under or produced from any part of the Land, all development rights and credits, air rights, water, water rights (whether riparian, appropriative or otherwise, and whether or not appurtenant) and water stock, and any land lying in the streets, roads or avenues, open or proposed, in front of or adjoining the Land and Improvements;

         (d) all existing and future leases, subleases, subtenancies, licenses, occupancy agreements and concessions ("leases", as defined in the Assignment of Leases and Rents described in Section 2 herein, executed and delivered to Lender contemporaneously herewith) relating to the use and enjoyment of all or any part of the Land and Improvements, and any and all guaranties and other agreements relating to or made in connection with any of such leases;

         (e) all goods, materials, supplies, chattels, furniture, fixtures, equipment and machinery now or later to be attached to, placed in or on, or used in connection with the use, enjoyment, occupancy or operation of all or any part of the Land and Improvements, whether stored on the Land or elsewhere, including all pumping plants, engines, pipes, ditches and flumes, and also all gas, electric, cooking, heating, cooling, air conditioning, lighting, refrigeration and plumbing fixtures and equipment, all of which shall be considered to the fullest extent of the law to be real property for purposes of this Deed of Trust;

         (f) all building materials, equipment, work in process or other personal property of any kind, whether stored on the Land or elsewhere, which have been or later will be acquired for the purpose of being delivered to, incorporated into or installed in or about the Land or Improvements;

         (g) all of Trustor's interest in and to the Loan funds, whether disbursed or not, the Escrow Accounts (as defined in Section 3.1 of the Loan Agreement) and any of Trustor's funds now or later to be held by or on behalf of Beneficiary;

         (h) all rights to the payment of money, accounts, accounts receivable, reserves, deferred payments, refunds, cost savings, payments and deposits, whether now or later to be received from third parties (including all earnest money sales deposits) or deposited by Trustor with third parties (including all utility deposits), contract rights, development and use rights, governmental permits and licenses, applications, architectural and engineering plans, specifications and drawings, as-built drawings, chattel paper, instruments, documents, notes, drafts and letters of credit (other than letters of credit in favor of Beneficiary), which arise from or relate to construction on the Land or to any business now or later to be conducted on it, or to the Land and Improvements generally;

         (i) all proceeds, including all claims to and demands for them, of the voluntary or involuntary conversion of any of the Land, Improvements or the other property described above into cash or liquidated claims, including proceeds of all present and future fire, hazard or casualty insurance policies and all condemnation awards or payments now or later to be made by any public body or decree by any court of competent jurisdiction for any taking or in connection with any condemnation or eminent domain proceeding, and all causes of action and their proceeds for any damage or injury to the Land, Improvements or the other property described above or any part of them, or breach of warranty in connection with the construction of the Improvements, including causes of action arising in tort, contract, fraud or concealment of a material fact;

         (j) all books and records pertaining to any and all of the property described above, including computer-readable memory and any computer hardware or software necessary to access and process such memory ("Books and Records");

         (k) (i) the agreements  described in Exhibit B attached  hereto,  which exhibit is  incorporated  herein by  reference;  (ii) all other  agreements
     heretofore  or  hereafter   entered  into  relating  to  the  construction,
     ownership, operation, management, leasing or use of the Land or Improvements; (iii) any and all present and future amendments, modifications, supplements, and addenda to any of the items described in
     (i) and (ii)  above;  (iv) any and all  guarantees,  warranties  and  other undertakings (including payment and performance bonds) heretofore or hereafter entered into or delivered with respect to any of the items described in clauses (i) through (iii) above; (v) all trade names, trademarks, logos and other materials used to identify or advertise, or otherwise relating to the Land or Improvements; and (vi) all building permits, governmental permits, licenses, variances, conditional or special use permits, and other authorizations (collectively, the "Permits") now or hereafter issued in connection with the construction, development, ownership, operation, management, leasing or use of the Land or Improvements, to the fullest extent that the same or any interest therein may be legally assigned by Trustor; and

         (l) all proceeds of, additions and accretions to, substitutions and replacements for, and changes in any of the property described above.

Capitalized terms used above and elsewhere in this Deed of Trust without definition have the meanings given them in the Loan Agreement referred to in
Section 1.2 below.

     1.2 Secured Obligations. This Deed of Trust is made for the purpose of securing the following obligations (the "Secured Obligations") in any order of priority that Beneficiary may choose:

         (a) Payment of all obligations at any time owing under a Promissory Note (the "Note") of even date herewith, payable by Trustor as maker in the stated principal amount of Six Million Two Hundred Seventy Thousand and No/100ths Dollars ($6,270,000.00) to the order of Beneficiary, which Note matures and is due and payable in full not later than February 1, 2020; and

         (b) Payment and  performance of all obligations of Trustor under a Loan
     Agreement  of  even  date  herewith  between  Trustor,  as  borrower,   and
     Beneficiary, as lender (the "Loan Agreement"); and

         (c) Payment and performance of all obligations of Trustor under this Deed of Trust; and

         (d) Payment and performance of any obligations of Trustor under any Loan Documents (as defined in the Loan Agreement) which are executed by Trustor, including without limitation the Environmental Indemnity; and

         (e) Payment and performance of all future advances and other obligations that Trustor or any successor in ownership of all or part of the Property may agree to pay and/or perform (whether as principal, surety or guarantor) for the benefit of Beneficiary, when a writing evidences the parties' agreement that the advance or obligation be secured by this Deed of Trust; and

         (f)  Payment  and   performance  of  all   modifications,   amendments,
     extensions  and  renewals,   however  evidenced,  of  any  of  the  Secured
     Obligations.

All persons who may have or acquire an interest in all or any part of the Property will be considered to have notice of, and will be bound by, the terms of the Secured Obligations and each other agreement or instrument made or entered into in connection with each of the Secured Obligations. These terms include any provisions in the Note or the Loan Agreement which provide that the interest rate on one or more of the Secured Obligations may vary from time to time.

2. ASSIGNMENT OF RENTS. As an inducement to Beneficiary to make the loan evidenced by the Note and the Loan Agreement, Trustor has contemporaneously herewith executed and delivered to Beneficiary an Assignment of Leases and Rents with respect to the Property. The terms thereof are incorporated herein by reference, with the parties acknowledging that the assignment contained therein is a present and absolute assignment and not a collateral assignment of Trustor's interest in the Leases and Rents described therein.

3.       GRANT OF SECURITY INTEREST.

     3.1 Security Agreement. The parties acknowledge that some of the Property and some or all of the Rents (as defined in the Assignment of Leases and Rents) may be determined under applicable law to be personal property or fixtures. To the extent that any Property or Rents may be personal property, Trustor as debtor hereby grants Beneficiary as secured party a security interest in all such Property and Rents, to secure payment and performance of the Secured Obligations. This provision is not in derogation of the absolute assignment of the Leases and Rents contained in such Assignment of Leases and Rents and incorporated herein by reference in Section 2. above. This Deed of Trust constitutes a security agreement under the Uniform Commercial Code as in effect in the State of Arizona (the "Code), covering all such Property and Rents.

     3.2 Financing Statements. Trustor shall execute one or more financing statements and such other documents as Beneficiary may from time to time require to perfect or continue the perfection of Beneficiary's security interest in any Property or Rents. Trustor shall pay all fees and costs that Beneficiary may incur in filing such documents in public offices and in obtaining such record searches as Beneficiary may reasonably require. In case Trustor fails to execute any financing statements or other documents for the perfection or continuation of any security interest, Trustor hereby appoints Beneficiary as its true and lawful attorney-in-fact to execute any such documents on its behalf.

     3.3 Fixture Filing. This Deed of Trust constitutes a financing statement filed as a fixture filing under Arizona Revised Statutes (A.R.S.) Sections 47-9313 and 47-9402 as amended or recodified from time to time, covering any of the Property which now is or later may become fixtures attached to the Land or the Improvements. The following addresses are the mailing addresses of Trustor, as debtor under the Code, and Beneficiary, as secured party under the Code, respectively:

        Trustor:           CAX Rancho Mirage, L.L.C.
                           3410 South Galena Street, Suite 210
                           Denver, Colorado 80231

         with a copy to:

                           Joseph W. Gaynor, P.A.
                           2637 McCormick Drive
                           Clearwater, Florida 33758
                           Attn: Joseph W. Gaynor, Esq.

         Federal Tax Identification No: 84-1500766

         Beneficiary:      Jackson National Life Insurance Company
                           c/o PPM Finance, Inc.
                           225 West Wacker Drive
                           Suite 1200
                           Chicago, Illinois  60606
                           Attn:  Commercial Mortgage Servicing Manager


4.       REPRESENTATIONS, COVENANTS AND AGREEMENTS.

     4.1 Good Title. Trustor covenants that it is lawfully seized of the Property, that the Property is unencumbered except for the Permitted Exceptions (as defined in the Loan Agreement), and that it has good right, full power and lawful authority to convey and mortgage the same, and that it will warrant and forever defend the Property and the quiet and peaceful possession of the same against the lawful claims of all persons whomsoever.

     4.2 Insurance. In the event of any loss or damage to any portion of the Property due to fire or other casualty, or a taking of any portion of the Property by condemnation or under the power of eminent domain, the settlement of all insurance and condemnation claims and awards and the application of insurance and condemnation proceeds shall be governed by Section 5 of the Loan Agreement.

     4.3 Stamp Tax. If, by the laws of the United States of America, or of any state or political subdivision having jurisdiction over Trustor, any tax is due or becomes due in respect of the issuance of the Note, or recording of this Deed of Trust, Trustor covenants and agrees to pay such tax in the manner required by any such law. Trustor further covenants to hold harmless and agrees to indemnify Beneficiary, its successors or assigns, against any liability incurred by reason of the imposition of any tax on the issuance of the Note or recording of this Deed of Trust.

     4.4 Changes in Taxation. In the event of the enactment after this date of any law of the State in which the Property is located or any political subdivision thereof deducting from the value of land for the purpose of taxation any lien thereon, or imposing upon Beneficiary the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Trustor, or changing in any way the laws relating to the taxation of mortgages or deeds of trust or debts secured by mortgages or deeds of trust or the Beneficiary's interest in the Property, or the manner of collection of taxes, so as to affect this Deed of Trust or the Secured Obligations, then Trustor, upon demand by Beneficiary, shall pay such taxes or assessments, or reimburse Beneficiary therefor; provided, however, that if in the opinion of counsel for Beneficiary (i) it might be unlawful to require Trustor to make such payment or (ii) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then Beneficiary may elect, by notice in writing given to Trustor, to declare all of the Secured Obligations to be and become due and payable sixty (60) days from the giving of such notice.

     4.5 Subrogation. Beneficiary shall be subrogated to the liens of all encumbrances, whether released of record or not, which are discharged in whole or in part by Beneficiary in accordance with this Deed of Trust or with the proceeds of any loan secured by this Deed of Trust.

     4.6 Notice of Change. Trustor shall give Beneficiary prior written notice of any change in: (a) the location of its place of business or its chief executive office if it has more than one place of business; (b) the location of any of the Property, including the Books and Records; and (c) Trustor's name or business structure. Unless otherwise approved by Beneficiary in writing, all Property that consists of personal property (other than the Books and Records) will be located on the Land and all Books and Records will be located at Trustor's place of business or chief executive office if Trustor has more than one place of business.

     4.7 Releases, Extensions, Modifications and Additional Security. From time to time, Beneficiary may perform any of the following acts without incurring any liability or giving notice to any person: (i) release any person liable for payment of any Secured Obligation; (ii) extend the time for payment, or otherwise alter the terms of payment, of any Secured Obligation; (iii) accept additional real or personal property of any kind as security for any Secured Obligation, whether evidenced by deeds of trust, mortgages, security agreements or any other instruments of security; (iv) alter, substitute or release any property securing the Secured Obligations; (v) consent to the making of any plat or map of the Property or any part of it; (vi) join in granting any easement or creating any restriction affecting the Property; or (vii) join in any subordination or other agreement affecting this Deed of Trust or the lien of it.

5.       DEFAULTS AND REMEDIES.

     5.1 Events of Default. An "Event of Default," as defined in the Loan Agreement, shall constitute an Event of Default hereunder.

     5.2 Remedies. At any time after an Event of Default, Beneficiary shall be entitled to invoke any and all of the rights and remedies described below, in addition to all other rights and remedies available to Beneficiary at law or in equity. All of such rights and remedies shall be cumulative, and the exercise of any one or more of them shall not constitute an election of remedies.

         (a) Acceleration. Beneficiary may declare any or all of the Secured Obligations to be due and payable immediately.

         (b) Receiver. Beneficiary shall, as a matter of right, without notice and without giving bond to Trustor or anyone claiming by, under or through Trustor, and without regard for the solvency or insolvency of Trustor or the then value of the Property, to the extent permitted by applicable law, be entitled to have a receiver appointed for all or any part of the Property and the Rents, and the proceeds, issues and profits thereof, with the rights and powers referenced below and such other rights and powers as the court making such appointment shall confer, and Trustor hereby consents to the appointment of such receiver and shall not oppose any such appointment. Such receiver shall have all powers and duties prescribed by applicable law and all other powers which are necessary or usual in such cases for the protection, possession, control, management and operation of the Property, and such rights and powers as Beneficiary would have, upon entering and taking possession of the Property under subsection (c) below.

         (c) Entry. Beneficiary, in person, by agent or by court-appointed receiver, may enter, take possession of, manage and operate all or any part of the Property, and may also do any and all other things in connection with those actions that Beneficiary may in its sole discretion consider necessary and appropriate to protect the security of this Deed of Trust. Such other things may include: taking and possessing all of Trustor's or the then owner's Books and Records; entering into, enforcing, modifying or canceling leases on such terms and conditions as Beneficiary may consider proper; obtaining and evicting tenants; fixing or modifying Rents; collecting and receiving any payment of money owing to Trustor; completing any unfinished construction; and/or contracting for and making repairs and alterations. If Beneficiary so requests, Trustor shall assemble all of the Property that has been removed from the Land and make all of it available to Beneficiary at the site of the Land. Trustor hereby irrevocably constitutes and appoints Beneficiary as Trustor's attorney-in-fact to perform such acts and execute such documents as Beneficiary in its sole discretion may consider to be appropriate in connection with taking these measures, including endorsement of Trustor's name on any instruments.

         (d) Cure; Protection of Security. Beneficiary may cure any breach or default of Trustor, and if it chooses to do so in connection with any such cure, Beneficiary may also enter the Property and/or do any and all other things which it may in its sole discretion consider necessary and appropriate to protect the security of this Deed of Trust. Such other things may include: appearing in and/or defending any action or proceeding which purports to affect the security of, or the rights or powers of Beneficiary under, this Deed of Trust; paying, purchasing, contesting or compromising any encumbrance, charge, lien or claim of lien which in Beneficiary's sole judgment is or may be senior in priority to this Deed of Trust, such judgment of Beneficiary to be conclusive as between the parties to this Deed of Trust; obtaining insurance and/or paying any premiums or charges for insurance required to be carried under the Loan Agreement; otherwise caring for and protecting any and all of the Property; and/or employing counsel, accountants, contractors and other appropriate persons to assist Beneficiary. Beneficiary may take any of the actions permitted under this Section 5.2(d) either with or without giving notice to any person. Any amounts expended by Beneficiary under this Section 5.2(d) shall be secured by this Deed of Trust.

         (e) Uniform Commercial Code Remedies. Beneficiary may exercise any or all of the remedies granted to a secured party under the Code.

         (f) Foreclosure; Lawsuits. Beneficiary shall have the right, in one or several concurrent or consecutive proceedings, to foreclose the lien hereof upon the Property or any part thereof, for the Secured Obligations, or any part thereof, by any proceedings appropriate under applicable law, including utilization of the power of sale granted hereunder. Beneficiary or its nominee may bid and become the purchaser of all or any part of the Property at any foreclosure or other sale hereunder, and the amount of Beneficiary's successful bid shall be credited on the Secured Obligations. Without limiting the foregoing, Beneficiary may proceed by a suit or suits in law or equity, whether for specific performance of any covenant or agreement herein contained or contained in any of the other Loan Documents (as defined in the Loan Agreement), or in aid of the execution of any power herein granted, or for any foreclosure under the judgment or decree of any court of competent jurisdiction, or for damages, or to collect the indebtedness secured hereby, or for the enforcement of any other appropriate legal, equitable, statutory or contractual remedy. Trustee may sell the Property at public auction in one or more parcels, at Beneficiary's option, and convey the same to the purchaser in fee simple, Trustor to remain liable for any deficiency for which Trustor shall be personally liable.

         (g) Other Remedies. Beneficiary may exercise all rights and remedies contained in any other instrument, document, agreement or other writing heretofore, concurrently or in the future executed by Trustor or any other person or entity in favor of Beneficiary in connection with the Secured Obligations or any part thereof, without prejudice to the right of Beneficiary thereafter to enforce any appropriate remedy against Trustor. Beneficiary shall have the right to pursue all remedies afforded to a beneficiary under applicable law, and shall have the benefit of all of the provisions of such applicable law, including all amendments thereto which may become effective from time to time after the date hereof. In the event any provision of any statutes which is specifically referred to herein may be repealed, Beneficiary shall have the benefit of such provision as most recently existing prior to such repeal, as though the same were incorporated herein by express reference.

         (h) Power of Sale for Personal Property. Under this power of sale, Beneficiary shall have the discretionary right to cause some or all of the Property, which constitutes personal property, to be sold or otherwise disposed of in any combination and in any manner permitted by applicable law.

             (i) For purposes of this power of sale, Beneficiary may elect to treat as personal property any Property which is intangible or which can be severed from the Land or Improvements without causing structural damage. If it chooses to do so, Beneficiary may dispose of any personal property in any manner permitted by Chapter 9 of the Code, including any public or private sale, or in any manner permitted by any other applicable law.

             (ii) In connection with any sale or other disposition of such Property, Trustor agrees that the following procedures constitute a commercially reasonable sale: Beneficiary shall mail written notice of the sale to Trustor not later than ten (10) days prior to such sale. Upon receipt of any written request, Trustor will make the Property available to any bona fide prospective purchaser for inspection during reasonable business hours. Notwithstanding, Beneficiary shall be under no obligation to consummate a sale if, in its judgment, none of the offers received by it equals the fair value of the Property offered for sale. The foregoing procedures do not constitute the only procedures that may be commercially reasonable.

         (i) Single or Multiple Foreclosure Sales. If the Property consists of more than one lot, parcel or item of property, Beneficiary may:

             (1) designate the order in which the lots, parcels and/or items shall be sold or disposed of or offered for sale or disposition; and

             (2) elect to dispose of the lots,  parcels  and/or items  through a single consolidated sale or disposition to be held or made under or in connection with judicial proceedings, or by virtue of a judgment and decree of foreclosure and sale, or pursuant to the power of sale contained herein; or through two or more such sales or dispositions; or in any other manner Beneficiary may deem to be in its best interests (any foreclosure sale or disposition as permitted by the terms hereof is sometimes referred to herein as a "Foreclosure Sale;" and any two or more such sales, "Foreclosure Sales").

If it chooses to have more than one Foreclosure Sale, Beneficiary at its option may cause the Foreclosure Sales to be held simultaneously or successively, on the same day, or on such different days and at such different times and in such order as it may deem to be in its best interests. No Foreclosure Sale shall terminate or affect the liens of this Deed of Trust on any part of the Property which has not been sold, until all of the Secured Obligations have been paid in full.

     5.3  Application  of  Foreclosure  Sale  Proceeds.   The  proceeds  of  any
Foreclosure Sale shall be applied in the following manner:

         (a) First, to pay the portion of the Secured Obligations attributable to the expenses of sale, costs of any action and any other sums for which Trustor is obligated to reimburse Beneficiary hereunder or under the other Loan Documents;

         (b) Second, to pay the portion of the Secured Obligations attributable to any sums expended or advanced by Beneficiary under the terms of this Deed of Trust which then remain unpaid;

         (c) Third, to pay all other Secured Obligations in any order and proportions as Beneficiary in its sole discretion may choose; and

         (d) Fourth, to remit the remainder, if any, to the person or persons entitled to it.

     5.4 Application of Rents and Other Sums. Beneficiary shall apply any and all Rents collected by it in the manner provided in the Assignment of Leases and Rents of even date herewith executed by Trustor in favor of Beneficiary. Any and all sums other than Rents collected by Beneficiary or a receiver and proceeds of


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

a Foreclosure Sale which Beneficiary may receive or collect under Section 5.2 shall be applied in the following manner:

         (a) First, to pay the portion of the Secured Obligations attributable to the costs and expenses of operation and collection that may be incurred by Beneficiary or any receiver;

         (b) Second, to pay all other Secured Obligations in any order and proportions as Beneficiary in its sole discretion may choose; and

         (c) Third, to remit the remainder, if any, to the person or persons entitled to it.

Beneficiary shall have no liability for any funds which it does not actually receive.

     5.5 Additional Remedies Under Power of Sale. To the extent permitted by applicable law, Trustee may adjourn from time to time any trustee's sale by it to be made under or by virtue of this Deed of Trust by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by law, Trustee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

         (a) Upon the completion of any sale or sales made by Trustee under or by virtue of this Deed of Trust, Trustee, or an officer of any court empowered to do so, shall execute and deliver to the purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Trustee is hereby irrevocably appointed the true and lawful attorney of Trustor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Property and rights so sold, and for that purpose Trustee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Trustor hereby ratifying and confirming all that Trustee or such substitute or substitutes shall lawfully do by virtue hereof. Any such sale or sales made under or by virtue of this Deed of Trust, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Trustor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Trustor and against any all persons claiming or who may claim the same, or any part thereof from, through or under Trustor.

         (b) In any action by Beneficiary to recover a deficiency judgment following a foreclosure or trustee's sale, and to the extent permitted by applicable law, the successful bid amount at that sale shall be deemed conclusively to be the fair market value of the Property sold at that sale, which value shall be binding against Trustor in any proceedings to determine or establish the fair market value of that portion of the Property. To the extent permitted by applicable law, the successful bid at any foreclosure or trustee's sale shall be the preferred alternative means of determining and establishing the fair market value of the portion of the Property sold at the sale. To the extent permitted by applicable law, Trustor hereby waives any right to have the fair market value of the Property determined by a judge or jury in any action seeking a deficiency judgment, including without limitation, a hearing to determine fair market


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

     value pursuant to A.R.S. Sections 12-1566, 33-814, 33-725, or 33-727.

6. RELEASE OF LIEN. If Trustor shall fully pay and perform all of the Secured Obligations and comply with all of the other terms and provisions hereof and the other Loan Documents to be performed and complied with by Trustor, then Beneficiary shall release this Deed of Trust and the lien thereof by proper instrument upon payment, performance and discharge of all of the Secured Obligations and payment by Trustor of any filing fee in connection with such release.

7.       MISCELLANEOUS PROVISIONS.

     7.1 Additional Provisions. The Loan Documents fully state all of the terms and conditions of the parties' agreement regarding the matters mentioned in or incidental to this Deed of Trust. The Loan Documents also grant further rights to Beneficiary and contain further agreements and affirmative and negative covenants by Trustor which apply to this Deed of Trust and the Property.

     7.2 Giving of Notice. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be given as provided in Section 9.3 of the Loan Agreement.

     7.3 Remedies Not Exclusive. No action for the enforcement of the lien or any provision hereof shall be subject to any defense which would not be good and available to the party interposing same in an action at law upon the Note. Beneficiary shall be entitled to enforce payment and performance of any of the Secured Obligations and to exercise all rights and powers under this Deed of Trust or other agreement or any laws now or hereafter in force, notwithstanding some or all of the Secured Obligations may now or hereafter be otherwise secured, whether by deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement, whether by court action or other powers herein contained, shall prejudice or in any manner affect Beneficiary's right to realize upon or enforce any other security now or hereafter held by Beneficiary, it being agreed that Beneficiary shall be entitled to enforce this Deed of Trust and any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No waiver of any default of the Trustor hereunder shall be implied from any omission by Beneficiary to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. No acceptance of any payment of any one or more delinquent installments which does not include interest at the Default Rate from the date of delinquency, together with any required late charge, shall constitute a waiver of the right of Beneficiary at any time thereafter to demand and collect payment of interest at such Default Rate or of late charges, if any.

     7.4 Waiver of Statutory Rights. To the extent permitted by law, Trustor hereby agrees that it shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws," now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust, but hereby waives the benefit of such laws. Trustor for itself and all who may claim through or


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

under it waives any and all right to have the property and estates comprising the Property marshaled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the Property sold as an entirety. Trustor hereby waives any and all rights of redemption from sale under the power of sale contained herein or any order or decree of foreclosure of this Deed of Trust on its behalf and on behalf of each and every person, except decree or judgment creditors of Trustor, acquiring any interest in or title to the Property subsequent to the date of this Deed of Trust.

     7.5 Estoppel Affidavits. Trustor, within five (5) days after written request from Beneficiary, shall furnish a written statement, duly acknowledged, setting forth the unpaid principal of, and interest on, the Secured Obligations and stating whether or not any offset or defense exists against such Secured Obligations, and covering such other matters as Beneficiary may reasonably require.

     7.6 Merger. No merger shall occur as a result of Beneficiary's acquiring any other estate in or any other lien on the Property unless Beneficiary consents to a merger in writing.

     7.7 Binding on Successors and Assigns. This Deed of Trust and all provisions hereof shall be binding upon Trustor and all persons claiming under or through Trustor, and shall inure to the benefit of Beneficiary and its successors and assigns.

     7.8 Captions. The captions and headings of various paragraphs of this Deed of Trust are for convenience only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     7.9 Severability. If all or any portion of any provision of this Deed of Trust shall be held to be invalid, illegal or unenforceable in any respect, then such invalidity, illegality or unenforceability shall not affect any other provision hereof or thereof, and such provision shall be limited and construed as if such invalid, illegal or unenforceable provision or portion thereof was not contained herein.

     7.10 Effect of Extensions of Time and Amendments. If the payment of the Secured Obligations or any part thereof be extended or varied or if any part of the security be released, all persons now or at any time hereafter liable therefor, or interested in the Property, shall be held to assent to such extension, variation or release, and their liability and the lien and all provisions hereof shall continue in full force, the right of recourse, if any, against all such persons being expressly reserved by Beneficiary, notwithstanding such extension, variation or release. Nothing in this Section
7.10 shall be construed as waiving any provision contained herein or in the Loan Documents which provides, among other things, that it shall constitute an Event of Default if the Property be sold, conveyed, or encumbered.

     7.11 Beneficiary's Lien for Service Charge and Expenses. At all times, regardless of whether any proceeds of the loan secured hereby have been disbursed, this Deed of Trust secures (in addition to the amounts secured hereby) the payment of any and all commissions, service charges, liquidated damages, expenses and advances due to or incurred by Beneficiary in connection with such loan; provided, however, that in no event shall the total amount secured hereby exceed two hundred percent (200%) of the face amount of the Note.

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

     7.12 Applicable Law. This Deed of Trust shall be governed by and construed under the internal laws of the State of Arizona.

     7.13 Limitation of Liability. The provisions of Section 9.18 of the Loan Agreement are hereby incorporated by reference.

     7.14 Due on Sale Clause. As more fully set forth in Section 6.2 of the Loan Agreement, the assignment, sale, conveyance, pledge, transfer or encumbrance of the Property, or any interest therein, or the transfer of an interest in Trustor, except for the permitted transfers set forth in Section 6.3 of the Loan Agreement, without prior written consent of Beneficiary, shall constitute an Event of Default.

     7.15 Time is of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Trustor under this Deed of Trust, the Note and the other Loan Documents.

     7.16 Recordation. Trustor forthwith upon the execution and delivery of this Deed of Trust, and thereafter from time to time, will cause this Deed of Trust, and any security instrument creating a lien or evidencing the lien hereof upon the Property, or any portion thereof, and each instrument of further assurance, to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the interest of Beneficiary in, the Property.

         Trustor will pay all filing, registration or recording fees and taxes, and all expenses incident to the preparation, execution and acknowledgment of this Deed of Trust, any deed of trust supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and all federal, state, county and municipal stamp taxes, duties, impositions, assessments and charges arising out of or in connection with the execution and delivery of the Note, this Deed of Trust, any Deed of Trust supplemental hereto, any security instrument, any other Loan Documents or any instrument of further assurance.

     7.17 Modifications. This Deed of Trust may not be changed or terminated except in writing signed by both parties. The provisions of this Deed of Trust shall extend and be applicable to all renewals, amendments, extensions, consolidations, and modifications of the other Loan Documents, and any and all references herein to the Loan Documents shall be deemed to include any such renewals, amendments, extensions, consolidations or modifications thereof.

     7.18 Independence of Security. Trustor shall not by act or omission permit any building or other improvement on any premises not subject to the lien of this Deed of Trust to rely on the Property or any part thereof or any interest therein to fulfill any municipal or governmental requirement, and Trustor hereby assigns to Beneficiary any and all rights to give consent for all or any portion of the Property to rely on any premises not subject to the lien of this Deed of Trust or any interest therein to fulfill any municipal or governmental requirement. Trustor shall not by act or omission impair the integrity of the Property as a single zoning lot, and as one or more complete tax parcels, separate and apart from all other premises. Any act or omission by Trustor which would result in a violation of any of the provisions of this Section 7.18 shall be void.

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

     7.19 Concerning the Trustee. Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would impose upon Trustee any expense or liability, or require the Trustee to institute or defend any suit in respect hereof, unless properly indemnified to Trustee's reasonable satisfaction. Trustee, by acceptance of this Deed of Trust, covenants to perform and fulfill the trusts herein created, being liable, however, only for gross negligence or willful misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation in lieu thereof for any services rendered by Trustee hereunder. Trustee may resign at any time upon giving thirty (30) days' notice to Beneficiary. In the event of the death, removal, resignation, or refusal or inability to act of Trustee or any duly appointed successor Trustee, or in Beneficiary's sole discretion for any reason whatsoever, Beneficiary, without notice and without specifying any reason therefor and without applying to any court, may select and appoint a successor trustee by an instrument recorded wherever this Deed of Trust is recorded and all powers, rights, duties and authority of Trustee hereunder shall thereupon become vested in such successor. Such successor trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Beneficiary. The procedure provided for in this Deed of Trust for the appointment of a successor for the Trustee shall be in addition to and not in exclusion of any other provisions for such an appointment, by law or otherwise.

8. Trustee's Costs. Trustor shall pay all costs, fees and expenses incurred by Trustee and Trustee's agents and counsel in connection with Trustee's performance of its duties hereunder and all such costs, fees and expenses shall be secured by this Deed of Trust.

         IN WITNESS WHEREOF, Trustor has executed this Deed of Trust as of the date first written above.

                                    TRUSTOR

                                    CAX RANCHO MIRAGE, L.L.C.,
                                    a Delaware limited liability company

                                    By:  Commercial Assets, Inc.,
                                         a Delaware corporation, its Sole Member

                                         By:  /s/David M. Becker
                                             ---------------------------
                                              David M. Becker
                                              Chief Financial Officer

STATE OF COLORADO               )
                                ) ss.
COUNTY OF DENVER                )

         The foregoing instrument was acknowledged before me this 19th day of January, 2000 by David M. Becker, as the Chief Financial Officer of Commercial Assets, Inc., a Delaware corporation, the Sole Member of CAX RANCHO MIRAGE, L.L.C., a Delaware limited liability company.

                                               /s/Lorri J. Owen
                                  ----------------------------------------------
                                  Notary Public in and for said County and State
My Commission Expires:

         7/2/2001






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